SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K/A Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

TII NETWORK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State of Incorporation)

001-08048	66-0328885
(Commission File No.)	(IRS Employer Identification No.)

141 Rodeo Drive, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-5000
(Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 19, 2010, Tii Network Technologies, Inc. (the “Company”) acquired all of the assets and assumed certain operating obligations, primarily accounts payable, of the Copper Products Division of Porta Systems Corp. (“Porta Systems”) for cash of $8.2 million.  The acquisition was reported in Item 2.01 of a Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 25, 2010 (the “Report”).  In Amendment No. 1 to the Report filed on August 4, 2010, the Company filed the required financial statements of the Copper Products Division of Porta Systems and the required pro forma financial information regarding the acquisition.  This Amendment No. 2 is to file, as Exhibit 23.1, the consent of BDO USA, LLP to the incorporation by reference in certain registration statements heretofore filed by the Company under the Securities Act of 1933, as amended, of the report of BDO USA, LLP with respect to the financial statements of the Copper Products Division of Porta Systems Corp. as at and for the year ended December 31, 2009 contained in Exhibit 99.4 filed with Amendment No. 1 to the Report.

Item 9.01                      Financial Statements and Exhibits

(a)           Financial statements of businesses acquired:

(i)           Attached hereto as Exhibit 99.4, and incorporated hereby by reference, is the audited balance sheet of Porta Systems Corp. (Copper Products Division) as of December 31, 2009 and the related statement of operations and comprehensive loss, divisional capital and cash flows for the year then ended and related footnotes, together with an auditor’s report thereon of BDO USA, LLP.

(ii)           Attached hereto as Exhibit 99.5, and incorporated herein by reference, are the unaudited balance sheets of Porta Systems Corp. (Copper Products Division) as of March 31, 2010 and 2009 and the related unaudited statements of operations and comprehensive loss, divisional capital and cash flows for the three month periods then ended and related footnotes, together with a review report thereon of BDO USA, LLP.

(b)           Pro forma financial information

Attached hereto as Exhibit 99.6, and incorporated herein by reference, are the unaudited pro forma condensed combined financial statements of the Company and the Copper Products Division of Porta Systems Corp. as of and for the three months ended March 31, 2010 and unaudited pro forma condensed combined statements of operations of the Company and the Copper Products Division of Porta Systems Corp. for the year ended December 31, 2009 and related introduction and footnotes.

(c)           Shell company transactions:

Not applicable.

(d)           Exhibits:

*2.1	Asset Purchase Agreement, dated May 19, 2010, between the Company and Porta Systems Corp.

23.1	Consent of BDO USA, LLP

*99.1	Non-Employee Directors’ Annual Cash Compensation Policy.

*99.2	Form of Restricted Stock Contract for non-employee director awards granted on May 20, 2010.

*99.3	The Company’s press release dated May 19, 2010.

**99.4	Audited financial statements of Porta Systems Corp. (Copper Products Division) as of and for the year ended December 31, 2009 and related footnotes, together with report thereon of BDO USA, LLP.

**99.5
Unaudited financial statements of Porta Systems Corp. (Copper Products Division) as of and for the three months ended March 31, 2010 and 2009 and related footnotes, together with report thereon of BDO USA, LLP.

**99.6
Unaudited pro forma condensed combined financial statements of the Company and the Copper Products Division of Porta Systems as of and for the three months ended March 31, 2010 and unaudited pro forma condensed combined statements of operations of the Company and the Copper Products Division of Porta Systems Corp. for the year ended December 31, 2009 and related introduction and footnotes.

*	Previously filed with the original filing of the Report.
**	Previously filed with Amendment No. 1 to the Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TII NETWORK TECHNOLOGIES, INC

Date: August 6, 2010	By:	/s/ Jennifer E. Katsch
Jennifer E. Katsch, Vice President-Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

*2.1	Asset Purchase Agreement, dated May 19, 2010, between the Company and Porta Systems Corp.

23.1	Consent of BDO USA, LLP

*99.1	Non-Employee Directors’ Annual Cash Compensation Policy.

*99.2	Form of Restricted Stock Contract for non-employee director awards granted on May 20, 2010.

*99.3	The Company’s press release dated May 19, 2010.

**99.4	Audited financial statements of Porta Systems Corp. (Copper Products Division) as of and for the year ended December 31, 2009 and related footnotes, together with report thereon of BDO USA, LLP.

**99.5
Unaudited financial statements of Porta Systems Corp. (Copper Products Division) as of and for the three months ended March 31, 2010 and 2009 and related footnotes, together with report thereon of BDO USA, LLP.

**99.6
Unaudited pro forma condensed combined financial statements of the Company and the Copper Products Division of Porta Systems as of and for the three months ended March 31, 2010 and unaudited pro forma condensed combined statements of operations of the Company and the Copper Products Division of Porta Systems Corp. for the year ended December 31, 2009 and related introduction and footnotes.

______________________

*	Previously filed with the original filing of the Report.
**	Previously filed with Amendment No. 1 to the Report.